                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of TEKGRAF, Inc. of our report dated February 25, 1999, except as to Note 15 for which the date is March 25, 1999, included in Tekgraf, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.

                                           /s/ PricewaterhouseCoopers LLP

                                           PricewaterhouseCoopers LLP

Atlanta, Georgia
March 15, 2000